Mortgage Loans Payable, Net - Principal Payments Due on Mortgage Loans Payable (Detail) - USD ($)	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
SEC Schedule, 12-29, Real Estate Companies, Investment in Mortgage Loans on Real Estate [Abstract]
2021	$ 469,000
2022 - 2021	651,000	$ 607,000
2023 - 2022	680,000	651,000
2024 - 2023	711,000	680,000
2025 - 2024	5,878,000	711,000
2025		5,878,000
Thereafter	10,239,000
Thereafter		10,239,000
Total	$ 18,628,000	$ 18,766,000	$ 27,099,000